2013 J.P. Morgan Healthcare Conference NASDAQ: AVEO JANUARY 2013 1 Exhibit 99.1

Forward-Looking Statements
This presentation contains forward-looking statements that involve substantial risks and uncertainties, including among other things, statements about:
– our planned development, commercialization and manufacturing plans, timelines and strategies for tivozanib;
– the potential therapeutic advantages and benefits of tivozanib and our other product candidates;
– the timing and results of our ongoing and planned preclinical studies and clinical trials;
– the potential benefits of our strategic partnership agreements, including our agreement with Astellas, our ability to achieve additional payments under these arrangements and our ability to enter into additional arrangements;
– our plans to leverage our Human Response Platform™ to inform clinical development;
– our intellectual property position and strategies;
– the expected RCC market and potential of tivozanib to obtain regulatory approval and enter this market;
– our projections with respect to our achievement of corporate milestones, including our anticipated plans for success in the oncology markets; and
– AVEO having sufficient capital to fund its operations through 2013 and AVEO’s estimates for 2012 expected yearend cash balance and cost savings from its strategic restructuring.
Actual results or events could differ materially from the plans, intentions and expectations disclosed in the forward-
looking statements we make due to a number of important factors, including risks and uncertainties relating to: our ability to successfully develop, test and gain  regulatory approval of our product candidates, including  regulatory approval of tivozanib to treat advanced RCC; our ability to obtain, maintain and enforce intellectual property rights;
competition; our dependence on our alliance partners and other third parties; our ability to obtain necessary financing; adverse economic conditions; and those risk factors discussed in the “Risk Factors” and elsewhere in our most recent Form 10-Q and other periodic filings we make with the Securities and Exchange Commission.  All forward-looking statements contained in this presentation speak only as of the date of this presentation, and we undertake no obligation to update any of these statements, except as required by law.
2

Investment Thesis
3
•
Tivozanib in development for multiple
cancer indications
– Successful TIVO-1 trial in 1  -line RCC
– Target PDUFA date in July 2013
– World-class partnership with Astellas
– BATON Phase 2 studies in CRC & BC
•
Human Response Platform ™
supporting discovery and clinical
development
•
Significant commercial rights to all
oncology programs
•
Capital through 2013
Founded: 2002
HQ:    Cambridge, MA
Employees:    ~225
NASDAQ: AVEO
Tivozanib is an investigational compound and it has not received regulatory approval for sale.
st

Anticipated Approval of Tivozanib 4

Basic Criteria for Approval of New Anticancer Drug
•
Positive outcome in adequate and well-controlled trials
– Phase 3 TIVO-1 trial: superiority over sorafenib on primary endpoint of PFS
• Median PFS (mos): 11.9 vs 9.1 in ITT; 12.7 vs 9.1 in treatment-naïve subpopulation
– Phase 2 randomized discontinuation study: superiority over placebo
January 4, 2013 5
TIVO-1 Study
PFS in Treatment Naïve RCC Patients
Sunitinib
Pazopanib
Tivozanib
Sorafenib
0
12.7 months
9.1 months
2 8 10 12 4
6
Phase 3 Study 2
COMPARZ Study 5
11.1 months
8.4 months
0 4 6 8 10 12
2
Phase 3 Study
2
Standard Dose 4
Novel Dose 4
5
0
11 months
9.5 months
8.5 months
7 months
2 10 12 4 6 8
4.     Motzer, et al. 2011 ASCO GU Symposium, Abstract 308.
Standard dose (4/2), novel dose (continuous).
5.     Motzer, et al. 2012 ESMO Congress, Abstract LBA8
1.      Motzer et al, ASCO 2012
2.      Votrient PI.
3.      Sutent PI.
COMPARZ Study
1

Basic Criteria for Approval of New Anticancer Drug
•
Positive outcome in adequate and well-controlled trials
– Phase 3 TIVO-1 trial: superiority over sorafenib on primary endpoint of PFS
• Median PFS (mos): 11.9 vs 9.1 in ITT; 12.7 vs 9.1 in treatment-naïve subpopulation
– Phase 2 randomized discontinuation study: superiority over placebo
6
•
Acceptable safety profile
– >1,000 subjects treated with tivozanib
– Lower rates than sorafenib for common adverse events  and dose modifications
– Rate of fatal AEs consistent with reports from past pivotal RCC trials tivozanib
sorafenib
50
45
40
35
30
25
20
15
10
5
0
44
34
25
17
All Grades
Grades 3/4
tivozanib
sorafenib
20
18
16
14
12
10
8
6
4
2
0
Hand-Foot
Syndrome
Diarrhea
Fatigue
17
2 2
6
5
4
50
45
40
35
30
25
20
15
10
5
0
tivozanib
sorafenib
43
35
12
16
Dose Reductions Dose
Interruptions
4
5
Discontinuations
Hypertension
Other Common AEs (Grades 3/4)
Dose Adjustments Due to AEs
Motzer, et al., ASCO 2012

Basic Criteria for Approval of New Anticancer Drug
•
Positive outcome in adequate and well-controlled trials
– Phase 3 TIVO-1 trial: superiority over sorafenib on primary endpoint of PFS
• Median PFS (mos): 11.9 vs 9.1 in ITT; 12.7 vs 9.1 in treatment-naïve subpopulation
– Phase 2 randomized discontinuation study: superiority over placebo
January 4, 2013 7
•
Acceptable safety profile
– >1,000 subjects treated with tivozanib
– Lower rates than sorafenib for common adverse events  and dose modifications
– Rate of fatal AEs consistent with reports from past pivotal RCC trials
•
Established dose and regimen
– Multiple studies conducted using 1.5 mg/d for 21 days, repeating every 28 days

Basic Criteria for Approval of New Anticancer Drug
•
Positive outcome in adequate and well-controlled trials
– Phase 3 TIVO-1 trial: superiority over sorafenib on primary endpoint of PFS
•
Median PFS (mos): 11.9 vs 9.1 in ITT; 12.7 vs 9.1 in treatment-naïve subpopulation
– Phase 2 randomized discontinuation study: superiority over placebo
January 4, 2013 8
•
Acceptable safety profile
– >1,000 subjects treated with tivozanib
– Lower rates than sorafenib for common adverse events  and dose modifications
– Rate of fatal AEs consistent with reports from past pivotal RCC trials
•
Established dose and regimen
– Multiple studies conducted using 1.5 mg/d for 21 days, repeating every 28 days
•
Favorable benefit-risk profile

What About Overall Survival?
•
PFS is accepted registration endpoint in advanced RCC
•
OS is secondary endpoint in TIVO-1
– Results not statistically significant
January 4, 2013 9
Pivotal Studies
for Currently
Available
Therapies
TIVO-1 Study
Sorafenib (TARGET):  Escudier B, et al.  J Clin Oncol 2009; 27:3312-8.
Bevacizumab:  Escudier B, et al.  J Clin Oncol 2010; 28: 2144-50.
Pazopanib:  CHMP Assessment Report, 2010.
Sunitinib:  Motzer RJ et al.  J. Clin Oncol 2009; 27:3584-90.
Overall Survival Estimates at One Year (% of Pts)
Tivozanib (TIVO-1 Study)
Sorafenib (TIVO-1 Study)
0 20 40 60 80
77
81
Nexavar (TARGET Study)
Votrient
Sutent
65
73
73
78
0 20 40 60 80
Avastin + Interferon

What About Overall Survival?
•
PFS is accepted registration endpoint in advanced RCC
•
OS is secondary endpoint in TIVO-1
– Results not statistically significant
•
High use of one-way crossover confounded OS data
– Patients on sorafenib able to receive tivozanib 2 -line
January 4, 2013 10
*Based on May 2012 data sweep in overall population
Use of 2  -Line Therapy in TIVO-1
nd
nd
0
50
100
150
200
250
Tivozanib Arm (n=260) Sorafenib Arm (n=257)
Received radiotherapy or cytokine 2nd-line
Received mTOR inhibitor 2nd-line
Received VEGF inhibitor 2nd-line
Discontinued 1st-line, no 2nd-line
Still on 1st-line
81
116
16
15
32
37
62
(148 received
tivozanib)
150
4
4
*

Regulatory Status of Tivozanib in Advanced RCC
•
NDA submission included final OS analysis
– Analysis conducted at 2 years after last patient enrolled
– Final OS data to be presented at ASCO GU
•
NDA accepted for filing November 2012
•
ODAC anticipated 1H 2013
•
Target PDUFA action date set for July 28, 2013
11

Addressing Medical Need in RCC January 3, 2013 12

Global RCC Sales Estimates for 12 Months Ending 9-30-12
RCC is Large and Growing Market
•
Global RCC sales grew 17% from MAT
Sep11 to MAT Sep12
•
US growth of 33% in same period
•
Growth drivers include
•
Expanded treatment options
•
Price increases (US)
•
Population growth
•
Increase in incidence
13
MAT = Moving Annual Total
Sources: US Wolters Kluwer / Ex-US IMS Health - All adjusted for estimated % of sales for
RCC per IMS. Ex-US adjustment factor triangulated with Decision Resources product sales estimates for 2011. Sorafenib adjusted for IMS and WK data capture based on reported sales
0
500
$1,000
$1,500
$2,000
$2,500
MAT Sept 11 MAT Sept 12
$2.2B
$1.9B
ASIA ROW EU US

TORISEL
(temsirolimus)
SUTENT
sunitinib malate
Nexavar
(sorafenib) tablets
Votrient
pazopanib
AVASTIN
bevacizumab
Global RCC Sales

Toxicities Impact Daily Living
Development of 1 -Line RCC Therapies
Targeted Therapies Approved: Focus on Efficacy
No
Targeted
Therapies
2013
14
• >50% of patients taking sorafenib  experienced hand-foot syndrome
• >50% of patients taking sunitinib  or pazopanib experienced fatigue
• >50% of patients taking sunitinib  or pazopanib experienced diarrhea
1. Esudier, et al. J Clin Oncol. 2009;27(20):3312-3318
2. Sutent prescribing information revised 05.2011.
3. Votrient prescribing information revised 01.2012.
2005 2006 2007 2008 2009 2010 2011 2012
st
2
2
3
3
1

Patient Perspectives on Toxicities: 272 Patient KCA Survey
Reference: Wong MKK, Mohamed AF, Hauber AB, et al. Selecting renal cell carcinoma therapy:
Ranking of patient perspective on toxicities. J Clin Oncol 30, 2012 (suppl; abstr 4608).
Patients report stomach problems, fatigue, mouth sores and
hand-foot syndrome as most troublesome side effects
15
Relative Importance for RCC Therapies
(10=most important)
10
8
6
4
2
0
PFS Stomach
Problems
Fatigue Mouth Sores Hand-Foot
Syndrome

2012 was transformational year for 1 -line RCC: EFFICACY
Today, 1  -Line RCC Market in Flux
16
January 4, 2013
st
st
•
TIVO-1
data demonstrate tivozanib is only agent with
•
COMPARZ
data showed pazopanib PFS non-inferior to sunitinib
•
Median PFS (mos) of 8.4 vs 9.5
•
AGILE 1051
results report axitinib did not meet PFS superiority endpoint compared to sorafenib in 1 -line
st
>
profile distinguished from other agents
1 yr of PFS and safety

2012 was transformational year for 1 -line RCC: TOLERABILITY
Today, 1  -Line RCC Market in Flux
•
TIVO-1
data demonstrate low rates of dose reductions (12%) and
•
COMPARZ
data showed pazopanib PFS non-inferior to sunitinib
•
PISCES
data reinforce tolerability matters
•
TAURUS
Phase 2 study initiated evaluating patient preference for tivozanib vs sunitinib
17
January 4, 2013
st
st
•
Safety profile distinguished from other agents
•
45% and   60% dose reductions and interruptions by both agents, respectively
•
70% of patients preferred pazopanib over sunitinib
•
61% of physicians preferred pazopanib over sunitinib
•
Randomized, double-blind cross-over study in 160 patients in US and Europe interruptions (18%) with tivozanib
> >

SUTENT
sunitinib malate
Votrient
pazopanib
TIVO-1
TAURUS
Global RCC Sales

Future Focuses on Efficacy and Tolerability
Targeted Therapies Approved: Focus on Efficacy
18
PISCES
COMPARZ
2005
2006 2007 2008 2009 2010 2011 2012 2014 2013
New Data:
Focus on Efficacy AND Tolerability
• Patient tolerability
•
Safety profile
•
Minimal dose modifications
•
Convenient dose and regimen

Launch Plan in RCC 19 19

Key Pre-Launch Commercial Objectives
•
Refine understanding of RCC marketplace and opportunity for tivozanib
– Comprehensive advisory board and market research plan
– Customer targeting plan for launch
20
Analysis
supports ~80
Sales Reps can
cover top 85%
customers
RCC Decile
Customers Total FTEs
Estimated
Patients per
Annual RCC
Customer
10 (10%)
7 (40%)
8 (30%)
9 (20%)
4 (70%)
5 (60%)
6 (50%)
3 (80%)
2a (85%)
2b (90%)
1a (95%)
1b (100%)
16
49
83
126
181
260
374
543
375
493
723
2,235
86.4
28.0
17.0
11.6
8.2
5.8
4.0
2.8
2.0
1.5
1.0
0.3
3.8
5.1
5.2
6.7
8.8
10.3
13.2
16.3
11.3
14.8
21.7
67.1

Key Pre-Launch Commercial Objectives
•
Refine understanding of RCC marketplace and opportunity for tivozanib
– Comprehensive advisory board and market research plan
– Customer targeting plan for launch
•
Optimize brand platform and positioning
– Distinct global positioning and differentiated messaging for launch
21
Selective inhibition
of VEGFR 1,2,3
Potent inhibition
of VEGFR 1,2,3
Long half-life
Efficacy: PFS 1 year in
treatment-naïve patients
Safety: Low rates of dose
reductions and interruptions
Dosing: One tablet, once a
day
>

Key Pre-Launch Commercial Objectives
•
Refine understanding of RCC marketplace and opportunity for tivozanib
– Comprehensive advisory board and market research plan
– Customer targeting plan for launch
•
Optimize brand platform and positioning
– Distinct global positioning and differentiated messaging for launch
•
Increase awareness of clinical unmet needs in RCC
– Highlight challenges of disease and emphasize importance of communication around patient concerns
22

- Refin… …vozanib
  - C…
  - C…
- Optin…
  - D…
- Increa…
  - H… …ation
    ar…

HEALTHCARE PROFESSIONAL SIDE
PATIENT/CAREGIVER SIDE
RCC
ANOTHER SIDE OF RCC
DISEASE OVERVIEW
THERAPY CONSIDERATIONS
COMMUNICATION TIPS
PHYSICIAN'S SIDE
NURSE'S SIDE
Approaching RCC From a Different Perspective
There's More Than One Side to Every Story
With recent advances in treatment, renal cell carcinoma (RCC) has seen significant improvements in patient outcomes.[1] Unmet needs still exist and their effects can be pervasive.[1-4]
Together, AVEO and Astellas want to help advance the conversation in RCC—not only the discussion around unmet needs, but also the dialogue that you have with your patients about RCC and the challenges of therapy. There may still be opportunities to help improve patient care.[2] AVEO and Astellas are dedicated to addressing unmet needs in RCC.
Therapy Considerations >
Another Side of the Conversation
The Side the Nurse Hears
The Side the Physician Hears

Key Pre-Launch Commercial Objectives 23

Key Pre-Launch Commercial Objectives
Refine understanding of RCC marketplace and opportunity for tivozanib
– Comprehensive advisory board and market research plan
– Customer targeting plan for launch
Optimize brand platform and positioning
– Distinct global positioning and differentiated messaging for launch
Increase awareness of clinical unmet needs in RCC
– Highlight challenges of disease and emphasize importance of communication around patient concerns
Optimize patient access offerings
– Patient services programs
– Best-in-class reimbursement support
24
Medicaid
6%
Uninsured
7%
Medicare
26%
Commercial
Insurance
61%
•
•
•
•

Key Pre-Launch Commercial Objectives
Refine understanding of RCC marketplace and opportunity for tivozanib
– Comprehensive advisory board and market research plan
– Customer targeting plan for launch
Optimize brand platform and positioning
– Distinct global positioning and differentiated messaging for launch
Increase awareness of clinical unmet needs in RCC
– Highlight challenges of disease and emphasize importance of communication around patient concerns
Optimize patient access offerings
– Patient services programs
– Best-in-class reimbursement support
Ensure launch readiness
– Finalize distribution capabilities
– Establish sales force infrastructure
25
Vice President, U.S. Sales
Brad Bailey, AVEO
Hired 3Q12
Area Directors
1Q13
Regional Managers
1Q13
Sales Specialists
2Q13
Sales Force Structure
•
•
•
•
•

Looking beyond RCC 26

BATON: Biomarker Assessment of Tivozanib in ONcology
•
Phase 2 in 1
colorectal cancer (n=252)
•
Tivozanib + mFOLFOX6
vs bevacizumab + mFOLFOX6
•
Primary endpoint: PFS
•
Assess predictive biomarkers
•
LDH; hypoxia-inducible factor
signature; VEGF A, C and D levels;
myeloid-specific markers (CD68)
•
Data anticipated in 2014
•
Phase 2 in 1 -line in metastatic triple
negative breast cancer (n=147)
•
Tivozanib + paclitaxel vs placebo +
paclitaxel
•
Primary endpoint: PFS
•
Assess predictive biomarkers
•
Hypoxia-inducible factor signature,
VEGF-A, VEGF-C, soluble VEGFR-1 and
-2; myeloid-specific markers (CD68)
•
Data anticipated in 2014
27
Biomarker Driven Approach to Tivozanib Development
st st
-line metastatic

Financial Resources
Strategic restructuring conducted in October 2012
–
Expected to provide ~$100M in cost savings over 3 years, including
~$37M in 2013
Estimated 4Q12 cash and securities of ~$160M*
Sufficient capital to fund operations through 2013
28
*Unaudited 4Q12 financial results as of 12/31/12
•
•
•

AVEO Investment Thesis
Tivozanib approval anticipated in 2013
–
Anticipated ODAC in 1H13
–
Target PDUFA action date of July 28, 2013
–
MAA led by Astellas; anticipated submission in 2H13
BATON studies
ongoing
Human Response Platform
supporting development
Commercial rights
to all oncology programs
Capital
through 2013
29
•
•
•
•
•
™